UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2022

CALIFORNIA BANCORP

(Exact name of registrant as specified in its charter)

California	001-39242	82-1751097
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1300 Clay Street, Suite 500
Oakland, California	94612
(Address of Principal Executive Offices)	(Zip Code)

(510) 457-3737

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 28, 2022, each of California BanCorp (the “Company”) and its wholly-owned subsidiary, California Bank of Commerce (the “Bank”), appointed Thomas A. Sa to serve as its President. Mr. Sa will continue in his roles as the Chief Financial Officer and Chief Operating Officer of the Company and the Bank. Steven E. Shelton, who previously held the position of President and Chief Executive Officer, will remain as Chief Executive Officer of the Company and the Bank.

Mr. Sa, age 60, has served as Senior Executive Vice President, Chief Financial Officer and Chief Operating Officer of the Company and the Bank since May 2019. Prior to joining the Company, Mr. Sa was an Executive Vice President of Western Alliance Bancorp from 2015 to 2019, most recently serving as Chief Risk Officer from November 2017 to May 2019. Prior to that, Mr. Sa held various executive roles including Executive Vice President, Chief Financial Officer of Bridge Bank, N.A. and its holding company, Bridge Capital Holdings from inception in 2001 to its merger with Western Alliance Bancorp in 2015. He was a director of Bridge Bank and Bridge Capital Holdings from 2010 to 2015.

A copy of the Company’s press release announcing these changes in officer titles is included as Exhibit 99.1 to this report and incorporated by reference herein.

The Bank entered into a First Amendment to Employment Agreement with Mr. Shelton (the “Shelton Amendment”) and a First Amendment to Employment Agreement with Mr. Sa (the “Sa Amendment”) on April 28, 2022 to reflect these changes in officer titles. There were no other material changes to the terms of either employment agreement. Copies of the Shelton Amendment and the Sa Amendment are included as Exhibit 10.1 and Exhibit 10.2, respectively, to this report and incorporated by reference herein. The foregoing description is qualified in its entirety by reference to such amendments.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	First Amendment to Employment Agreement, dated as of April 28, 2022, by and between California Bank of Commerce and Steven E. Shelton

10.2	First Amendment to Employment Agreement, dated as of April 28, 2022, by and between California Bank of Commerce and Thomas A. Sa

99.1	Press release dated May 2, 2022

104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALIFORNIA BANCORP

Date: May 2, 2022	By:	/s/ THOMAS A. SA
Thomas A. Sa
President, Chief Operating Officer and Chief Financial Officer